Exhibit 10.3

LOCK-UP AGREEMENT

August 5, 2021

CM Life Sciences III Inc.
667 Madison Avenue

New York, NY 10065

Ladies and Gentlemen:

This letter agreement (this “Agreement”) relates to that certain Agreement and Plan of Merger entered into as of August 5, 2021 (as amended, restated, supplemented or modified from time to time, the “Merger Agreement”), by and among CM Life Sciences III Inc., a Delaware corporation (“Parent”), EQRx, Inc., a Delaware corporation (the “Company”) and Clover III Merger Sub Inc., a Delaware corporation and a direct, wholly-owned subsidiary of Parent (“Merger Sub”), pursuant to which, among other Transactions, Merger Sub is to merge with and into the Company, with the Company continuing on as the surviving entity and a wholly owned subsidiary of Parent, on the terms and conditions set forth therein. Capitalized terms used and not otherwise defined herein are defined in the Merger Agreement and shall have the meanings given to such terms in the Merger Agreement.

1. In order to induce all parties to consummate the transactions contemplated by the Merger Agreement, the undersigned hereby agrees that, from the Closing Date until the earliest of: (a) the date that is 180 calendar days from the Closing Date, and (b) the date following the Closing Date on which Parent completes a liquidation, merger, stock exchange or other similar transaction that results in all of Parent’s stockholders having the right to exchange their shares of Parent capital stock for cash, securities or other property (the period between the Closing Date and the earliest of clauses (a) and (b), the “Lock-Up Period”), the undersigned will not: (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder, with respect to shares of Parent Class A Stock issued to the undersigned pursuant to the Merger Agreement (such shares of Parent Class A Stock, the “Lock-Up Shares”); (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any of the Lock-Up Shares, in cash or otherwise; or (iii) publicly announce any intention to effect any transaction specified in clause (i) or (ii).

2. For the avoidance of doubt, none of the restrictions set forth in this Agreement shall apply to: (a) any shares of Parent Class A Stock purchased by the undersigned in the open market or in any public or private capital raising transaction of Parent or otherwise, including, without limitation, any shares of Parent Class A Stock issued pursuant to the Subscription Agreements or otherwise to any shares of Parent Class A Stock (or other securities of Parent) other than the Lock-Up Shares; (b) the inclusion of any Lock-Up Shares (but not the subsequent sale or transfer of such Lock-Up Shares) as part of any resale shelf registration statement filed pursuant to the A&R Registration Rights Agreement; or (c) establishment of a trading plan pursuant to Rule 10b5-1 under the Exchange Act for the transfer of Lock-Up Shares; provided, that such plan does not provide for the transfer of Lock-Up Shares during the Lock-Up Period. For the avoidance of any doubt, the parties hereto acknowledge and agree that the undersigned shall retain all of its rights as a stockholder of Parent during the Lock-Up Period, including, without limitation, the right to vote, and to receive any dividends and distributions in respect of, the Lock-Up Shares.

3. The undersigned hereby authorizes Parent during the Lock-Up Period to cause its transfer agent for the Lock-Up Shares to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to, the Lock-Up Shares for which the undersigned is the record holder and, in the case of Lock-Up Shares for which the undersigned is the beneficial holder but not the record holder, agrees during the Lock-Up Period to cause the record holder to cause the relevant transfer agent to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to, such Lock-Up Shares, if such transfer would constitute a violation or breach of this Agreement.

4. Notwithstanding the foregoing, the undersigned may sell or otherwise transfer Lock-Up Shares during the undersigned’s lifetime or on death (or, if the undersigned is not a natural person, during its existence) (a) if the undersigned is not a natural person, to its current or former managers, partners, members or other direct or indirect equity holders or to any of its other current or former Affiliates or any subsidiary, employee, officer, director, investment fund controlled or managed by the undersigned or its Affiliates, or commonly controlled or managed investment fund, and, if the undersigned is a trust, to a trustor or beneficiary of the trust or to the estate of a beneficiary of such trust, (b) to the immediate family members (including spouses, significant others, lineal descendants, brothers and sisters) of the undersigned, (c) to a family trust, foundation or partnership established for the exclusive benefit of the undersigned, its equity holders or any of their respective immediate family members, (d) to a charitable foundation controlled by the undersigned, its Affiliates, partners, members or other direct or indirect equityholders or any of their respective immediate family members, (e) by virtue of laws of descent and distribution upon death of undersigned or by will, testamentary document or the laws of intestate succession, (f) by operation of law pursuant to a qualified domestic order or in connection with a divorce settlement, (g) by virtue of applicable law or the undersigned’s organizational documents upon liquidation or dissolution of the undersigned, or (h) transfers to satisfy any U.S. federal, state, or local income tax obligations of the undersigned (or its direct or indirect owners) arising from a change in the U.S. Internal Revenue Code of 1986, as amended (the “Code”), or the U.S. Treasury Regulations promulgated thereunder (the “Regulations”) after the date on which the Merger Agreement was executed by the parties, and such change prevents the Merger from qualifying as a “reorganization” pursuant to Section 368 of the Code (and the Merger does not qualify for similar tax-free treatment pursuant to any successor or other provision of the Code or Regulations taking into account such changes), in each case solely and to the extent necessary to cover any tax liability as a direct result of the transaction; provided, however, that in the case of (a)-(g), any such sale or transfer shall be conditioned upon entry by such transferees into a written agreement, addressed to Parent, agreeing to be bound by these transfer restrictions and the other terms and conditions of this Agreement; and provided, further, for the avoidance of doubt, that nothing contained herein shall limit or restrict the admission of new managers, partners, members or other direct or indirect equityholders in, or the increase or decrease in the ownership interests of any managers, partners, members or other direct or indirect equity holders of, any entity holding any of the Lock-Up Shares.

5. The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Agreement and that this Agreement constitutes the legal, valid and binding obligation of the undersigned, enforceable in accordance with its terms. Upon request, the undersigned will execute any additional documents reasonably necessary in connection with the enforcement of the terms herein. Any obligations of the undersigned shall be binding upon the successors and assigns of the undersigned from and after the Closing Date.

6. This Agreement constitutes the entire agreement and understanding of the parties hereto in respect of the subject matter hereof and supersedes all prior understandings, agreements, or representations by or among the parties hereto, written or oral, to the extent they relate in any way to the subject matter hereof. This Agreement may not be changed, amended, modified or waived (other than to correct a typographical error) as to any particular provision, except by a written instrument executed by all parties hereto. Parent and the Company hereby represent, warrant, covenant and agree that (i) if any lock-up agreement signed by the Sponsor or a stockholder of the Company in connection with the transactions contemplated hereby is amended, modified or waived in a manner favorable to the Sponsor or such stockholder and that would be favorable to the undersigned, this Agreement shall be contemporaneously amended in the same manner and Parent shall provide prompt notice thereof to the undersigned, and (ii) if the Sponsor, any director or officer of the Company or any other party subject to a lock-up agreement is released from any or all of the lock-up restrictions under its lock-up agreement, the undersigned will be similarly and contemporaneously released from the lock-up restrictions hereunder (which, for the avoidance, of doubt will include a release of the same percentage of undersigned’s Lock-Up Shares) and Parent shall provide prompt notice thereof to the undersigned.

7. No party hereto may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written consent of the other party. Any purported assignment in violation of this paragraph shall be void and ineffectual and shall not operate to transfer or assign any interest or title to the purported assignee. This Agreement shall be binding on the undersigned and its successors and assigns.

8. This Agreement is to be governed by, and construed and enforced in accordance with, the internal laws of the State of Delaware, without regard to its rules of conflict of laws.

9. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, EACH OF THE PARTIES HEREBY WAIVES, AND AGREES TO CAUSE EACH OF HIS, HER OR ITS AFFILIATES TO WAIVE, AND COVENANTS THAT NEITHER IT NOR ANY OF HIS, HER OR ITS AFFILIATES WILL ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE) ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ACTION ARISING OUT OF OR BASED UPON THIS AGREEMENT OR THE SUBJECT MATTER HEREOF, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING. EACH PARTY ACKNOWLEDGES THAT SUCH PARTY HAS BEEN INFORMED BY THE OTHER PARTIES THAT THIS PARAGRAPH 9 CONSTITUTES A MATERIAL INDUCEMENT UPON WHICH THE PARTIES ARE RELYING AND WILL RELY IN ENTERING INTO THIS AGREEMENT AND ANY OTHER AGREEMENTS RELATING HERETO OR CONTEMPLATED HEREBY. ANY PARTY MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS PARAGRAPH 9 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES TO THE WAIVER OF THE RIGHT TO TRIAL BY JURY.

10. Any term or provision of this Agreement that is found to be invalid or unenforceable in any jurisdiction will, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is found to be so broad as to be unenforceable, the provision will be interpreted to be only so broad as is enforceable.

11. This Agreement may be executed in two or more counterparts, each of which will be deemed an original but all of which will constitute but one instrument. This Agreement is effective upon delivery of one executed counterpart from each party to the other party. The signatures of all of the parties need not appear on the same counterpart. The delivery of signed counterparts by email which includes a copy of the sending party’s signature(s) (including by “.pdf” format) or by electronic transmission is as effective as signing and delivering the counterpart in person.

12. Any notice, consent or request to be given in connection with any of the terms or provisions of this Agreement shall be in writing and shall be sent by express mail or similar private courier service, by certified mail (return receipt requested) or email transmission to the address or email address (as applicable) set forth below such party’s name on the signature page hereto. Each such notice, consent or request will be effective if given by (a) email, when sent, with no mail undeliverable or other rejection notice, or (b) any other means specified this paragraph 12, then upon delivery or refusal of delivery at the address specified in this paragraph 12.

13. This Agreement shall become effective on the Closing Date. This Agreement and the obligations of each party hereunder shall automatically terminate upon any valid termination of the Merger Agreement in accordance with the terms therein.

[Signature on the following page]

Very truly yours,

By:
Name:
Title:

Address:

Email:

[Signature Page to Lock-Up Agreement]

Accepted and Agreed:

PARENT

CM LIFE SCIENCES III INC.

By:
Name:
Title:

[Signature Page to Lock-Up Agreement]

Accepted and Agreed:

COMPANY

EQRX, INC.

By:
Name:
Title:

[Signature Page to Lock-Up Agreement]